Listed Private Equity Plus Fund

Class A: LPEAX Class C: LPECX

SUMMARY PROSPECTUS

NOVEMBER 1, 2012

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

1-877-477-7373

www.vrmfunds.com

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://vrmfunds.com/investing.php. You can also get this information at no cost by calling 1-877-477-7373, emailing info@vrmfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

 FUND SUMMARY - LISTED PRIVATE EQUITY PLUS FUND

Investment Objective: The Fund's primary goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Buy Shares on page 10 of the Fund's Prospectus.

  Listed Private

Shareholder Fees

 Equity Plus Fund

(fees paid directly from your investment)

Class A

Class C

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)

5.75%

NONE

Maximum Deferred Sales Charge (Load) (as a percentage of net assets)

1.00%

0.00%

Redemption Fee (as a percentage of amounts redeemed within 30 days of purchase)

2.00%

2.00%

Wire Transfer Fee

$15

$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.25%

1.25%

Distribution and/or Service (12b-1) Fees

0.25%

1.00%

Other Expenses

1.34%

1.34%

Acquired Fund Fees and Expenses1…………………………………………2.25%                  2.25%

Total Annual Fund Operating Expenses

5.09%

5.84%

Fee Waivers and Expense Reimbursement2

(0.60)%

(0.60)%

Total Annual Fund Operating Expenses After Fee Waivers and
Expense Reimbursement

4.49%

 5.24%

1 The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2The Advisor has contractually agreed to waive fees and/or reimburse expenses through October 31, 2013.  This agreement may only be terminated by the Fund's Board of Trustees on 60 days written notice to the advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example of Hypothetical Fund Costs:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for fee waiver and/or expense reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	LISTED PRIVATE EQUITY PLUS FUND
	Class A	Class C
1	$999	$523
3	$1,963	$1,679
5	$2,925	$2,815
10	$5,321	$5,573

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 566%.

Principal Investment Strategies

The Fund intends to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in equity securities of publicly listed companies that are primarily engaged in private equity. A company is "primarily engaged in private equity" if:

•

a majority of its income is earned from private equity investments or transactions,

•

a majority of its assets are invested in private equity, or

•

it is a closed-end or open-end investment company that invests primarily in private equity investments, listed private equity funds or listed private equity fund-of-funds.

The Fund invests in publicly listed financial institutions and investment vehicles whose primary business is private equity investing. This includes mezzanine debt, venture capital investing, buy-outs, and seed investing in unlisted companies, as well as holding companies that have significant private equity holdings or specialty companies that have a specific private equity core competency. The Fund’s investments may also include Business Development Companies (BDCs), Special Purpose Acquisition Companies (SPACs), investment banks and merchant banking firms.

The Fund will invest primarily in private equity related companies of all capitalizations traded on stock exchanges in the United States and on foreign stock exchanges (“Universe”). The Advisor selects equity securities based on fundamental, bottom up research. These securities consist of common stocks and securities having the characteristics of common stocks, including sponsored and unsponsored American Depositary Receipts (ADRs). The Fund will typically hold between 30 and 60 securities at any time; however, from time to time, there may be more or less than this range. The Fund will sell a security when the Advisor believes a new opportunity is superior to an existing position, or when the adviser believes the position has reached its full valuation.

The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund is managed by Vista Research and Management, LLC (the "Advisor").

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Management Risk. The Fund is actively managed. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Smaller Capitalization Stock Risk. The earnings and prospects of smaller-sized companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Private Equity Company Risk. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs that can limit or negatively impact the performance of the company.

Foreign Securities Risk. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Foreign Exposure Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Valuation Risk. Stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Non-Diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Turnover Risk.  The Fund may have higher than average portfolio turnover, which may result in higher transactional and brokerage costs.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at www.vrmfunds.com or by calling 1-877-477-7373.

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 33.58% (quarter ended June 30, 2009), and the lowest return for a quarter was (42.69%) (quarter ended December 31, 2008). The Fund’s Class A year-to-date return for the period ended September 30, 2012 was 6.37%.

Average Annual Total Returns

(for the periods ended

December 31, 2011)

Class A	1 Year	Since inception (7/2/2007)
Return Before Taxes	-31.43%	-20.35%
Return After Taxes on Distributions	-32.91%	-21.27%
Return After Taxes on Distributions and Sale of Fund Shares	-19.47%	-16.36%
S&P Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	-24.40%	-18.35%

Class C	1 Year	Since inception (7/2/2007)
Return Before Taxes	-28.01%	-20.00%
S&P Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	-24.40%	-18.35%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Vista Research and Management, LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Steven R. Samson and Luke J. Aucoin serve as the Fund's Portfolio Managers. They have served the Fund in this capacity since the Fund commenced operations in 2007.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.